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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 30, 2005


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


    DELAWARE                         1-11123                         36-3817266

(State or other              (Commission File Number)             (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                        Number)


333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                                  60606

(Address of principal executive offices)                             (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

CREDIT AGREEMENT

     On September 30, 2005, Nuveen Investments, Inc. ("Nuveen") entered into a Credit Agreement (the "Credit Agreement") with Bank of America, N.A., as administrative agent, Citibank, N.A., as Syndication Agent, and the other financial institutions named therein, as lenders.

     The Credit Agreement provides for an unsecured revolving loan of $400,000,000 to Nuveen, subject to customary conditions precedent. The maturity date of the facility is September 15, 2010. Borrowings under the facility will bear interest at a rate, at Nuveen's option, of either LIBOR or the Federal Funds rate plus a spread equal to 0.220% to 0.600%, based on the debt ratings of Nuveen's non-credit-enhanced, senior unsecured long-term debt, as determined by Standard & Poor's Ratings Services and/or Moody's Investors Service, Inc. (the "Debt Ratings"). The Credit Agreement requires Nuveen to pay a facility fee quarterly in arrears in an annual amount ranging from 0.08% to 0.15%, depending on Nuveen's Debt Ratings, and when applicable a utilization fee. The Credit Agreement includes customary representations and warranties and affirmative and negative covenants including, among others, covenants relating to financial reporting, maintenance of certain financial ratios, incurrence of liens, sale or disposition of assets and incurrence of other indebtedness. Nuveen intends to use proceeds under the facility for general corporate purposes, including acquisitions permitted by the Credit Agreement, working capital, capital expenditures and repayment of all outstanding indebtedness under Nuveen's existing credit agreements.

     The Credit Agreement provides for customary events of default with corresponding grace periods, including, among other things, failure to pay any principal or interest when due, failure to comply with certain covenants, certain insolvency or receivership events affecting Nuveen or its subsidiaries, and a change in control of Nuveen (as defined in the Credit Agreement). In the event of a default by Nuveen, the administrative agent may, and at the request of the requisite number of lenders shall, declare all amounts owing under the Credit Agreement immediately due and payable, terminate the lenders' commitments to make loans under the Credit Agreement, and/or exercise any and all remedies and other rights under the Credit Agreement. For certain events of default related to insolvency and receivership, the commitments of the lenders will be automatically terminated and all outstanding loans will become immediately due and payable.

     Certain of the lenders party to the Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, for Nuveen and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

     The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 hereto which is hereby incorporated by reference herein.


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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On September 30, 2005, Nuveen used the proceeds from the Credit Agreement to pay in full (i) all of its then outstanding obligations under its Bridge Credit Agreement dated as of April 1, 2005 (the "Bridge Credit Agreement"), among Nuveen, Citicorp North America, Inc., as administrative agent, Citigroup Global Markets, Inc., as arranger and the other parties thereto and (ii) its then accruing facility fees under its 3-Year Credit Agreement dated as of August 7, 2003 (the "3-Year Credit Agreement"), among Nuveen, Bank of America, N.A., as administrative agent, Citibank, N.A., as syndication agent, Bank One, N.A., as documentation agent, and the lenders party thereto.

     Also on September 30, 2005, Nuveen terminated both the Bridge Credit Agreement and the 3-Year Credit Agreement. Nuveen had previously described and filed the Bridge Credit Agreement and described the 3-Year Credit Agreement in its Current Report on Form 8-K filed on April 7, 2005. Such descriptions are incorporated herein in their entirety. Nuveen had filed the 3-Year Credit Agreement in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     On October 4, 2005, Nuveen issued a press release announcing that it had completed the acquisition of Santa Barbara Asset Management, a manager of growth stock portfolios for institutions and high-net-worth investors. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     Exhibit 10.1 Credit Agreement, entered into as of September 30, 2005, among Nuveen Investments, Inc., the several financial institutions from time to time party thereto as banks, Bank of America, N.A., as administrative agent and Citibank, N.A., as syndication agent.

     Exhibit 99.1 Press Release issued October 4, 2005 by Nuveen Investments, Inc., filed herewith.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUVEEN INVESTMENTS, INC.

Date: October 5, 2005                   By:  /s/ Alan G. Berkshire
                                        Name:    Alan G. Berkshire
                                        Title:   Senior Vice President and
                                                 General Counsel






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                                  EXHIBIT INDEX

EXHIBIT NUMBER                  DESCRIPTION

 Exhibit 10.1 Credit Agreement, entered into as of September 30, 2005, among Nuveen Investments, Inc., the several financial institutions from time to time party thereto as lenders, Bank of America, N.A., as administrative agent, and Citibank, N.A., as syndication agent.

 Exhibit 99.1 Press Release issued October 4, 2005 by Nuveen Investments, Inc., filed herewith.








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